EXHIBIT B



A. Hard Assets (as per schedule of assets previously furnished to Purchaser).

B.       Intellectual Properties.

The name "Netcruise", the logo and the design of the name "NetCruise", the Internet address "WWW.NetCruise.com", the graphics and layout of any of the Cruise related web pages and designs.

C.       License.

The exclusive, worldwide and perpetual License to use the Technology for all travel related applications (but for no other applications whatsoever), which worldwide and perpetual License was granted and has been confirmed by a writing between United Leisure Corporation and seller dated June 19, 1998, a copy of which is attached to the within Asset Purchase Agreement as Exhibit A thereto.

Seller makes no other representations or warranties of any kind, express or implied, with respect to the License or the Assets (including the intellectual properties), including, without limitation, representations or warranties of merchantability, fitness for a particular purpose, patentability or non-- infringement.

D. The name "United Leisure Interactive" and any rights associated therewith.



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SCHEDULE OF ASSETS

Cisco router, 2514
CSU/DSU (Adtran)
Sun Sparc-20
External Disk Unit
Monitor
Keyboard
Mouse wlpad
8mm Tape Backup Sun Sparc-S
Monitor
Keyboard
4mm Tape Backup (no cable)

UPS
Cable to Sparc-20
Epson page scanner
Archive stack 4mm tape deck Networker software
Yamaha CD writer
"The Key"
2 video tapes
interface adapter
Netcruise
Multiple MPEG CD's Source video tapes
1/4" Video source tapes
35mm Slides of cabins and various related pictures UFD Trailer Reel Video Tape All cruise video master footage 8 - PC computers 2 -IBM laptop computers 4 -printers 1 -color printer Software Solaris Operating system Sparc-20 Solaris Operating system Sparc-S Netscape Server With upgrades inc: Suite Spot Software live wire Informix Database Proxy Server Mail Server News Server Catalog Server Directory Server Caiendar Server Powerchute Software upgraded for Sparc-S Firewall 1 FaxPac Faxing software other misc. assorted software

Other Misc hardware and manuals/books and documentation as delivered from vendors including patches as delivered from vendor




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                                     UNITED LEISURE INTERACTIVE ANALYSIS

                                    1995             1996              1997             1998              TOTAL
                                                                                        (5 MOS)

Payroll expenses                  90000.00                                             10000.00           19000.00
Consulting fees                   71000.00          210618.00         200829.00        86025.00          568472.00
Health Insurance                   396.60             174.37                                                570.97
Payroll taxes                      989.50                                                                   989.50
Workers' Comp Ins                  103.68                                                                   103.68
Accounting services               4000.00          24000.00          24000.00        10000.00             62000.00
Auto expenses                      194.64            703.27             14.76                               912.67
Supplies                                            3941.60            195.48                              4137.08
Equipment rental                                    7200.00                                                7200.00
Repair & Maintenance                                                                     175.00             175.00
Insurance                                            100.00                             20.83               120.83
Property tax                                                            437.13          363.95              801.08
Rent                               5174.00           3104.00          31044.00        13194.00            80456.00
Advertising                                           107.84            644.00                              751.84
Promotion                                            1423.98            326.00          344.00             2093.98
Bank charges                                                             10.25           20.00               30.25
Computer expenses                  644.66            5227.41           5650.06         3814.99            15337.12
Dues & subscriptions                                   31.94            218.00                              249.94
Legal fees                        2459.50           20174.95          11591.50         2500.00            36725.95
Licenses                          1374.40            780.06            344.75                              2499.21
Office expenses                   2495.66           14443.70          15391.25         6756.23            39086.84
Postage                                               327.00             78.13           13.50              418.63
State Franchise Taxes                                  50.00             50.00          850.00              950.00
Telephone                          1332.06          10787.13           5799.88          750.33            18669.38
Travel                            16930.55           3269.62            734.17                            20934.34
Software development costs                         124746.12                                             124746.12
Interest expense                                       33.47                                                 33.47
Computer equipment                 25108.06         37518.17           13838.21          169.00           76633.44


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